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                                                                HEI EXHIBIT 99.4

                       Hawaiian Electric Industries, Inc.

            Written Statement of Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                                  as Adopted by
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Hawaiian Electric Industries, Inc. ("HEI") on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), I, Robert F. Mougeot, Chief Financial Officer of HEI, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The consolidated information contained in the Report fairly presents, in all material respects, the financial condition as of June 30, 2002 and results of operations for the three months and six months ended June 30, 2002 of HEI and its subsidiaries.

/s/ Robert F. Mougeot
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Robert F. Mougeot
Financial Vice President, Treasurer and Chief Financial Officer of HEI
Date: August 13, 2002